UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2008

Avon Products, Inc.

(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas

New York, New York 10105-0196

(Address of principal executive offices) (Zip Code)

(212) 282-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On August 28, 2006, Avon Products, Inc. (the “Company”) entered into a Japanese Yen 11.0 billion Loan Agreement with The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“Lender”), as amended on August 6, 2007 to extend the term of the facility until August 28, 2008 (the “Agreement”).

On August 21, 2008, the Company entered into Amendment No. 2 to the Agreement with the Lender (the “Amendment”). The Amendment provides for the extension of the Japanese Yen 11.0 billion uncommitted credit facility until August 28, 2009. All other terms of the Agreement remain unchanged.

The uncommitted facility is available for general corporate purposes, including working capital and the repayment of outstanding indebtedness. Amounts may be borrowed, repaid and reborrowed by the Company from time to time on or prior to August 28, 2009. Voluntary prepayments by the Company under the Agreement are permitted at any time without fee, other than customary break funding costs, upon proper notice. Unless otherwise expressly agreed to by the Company and Lender, borrowings under the Agreement bear interest at the Lender’s Yen LIBOR rate plus an applicable margin.

The Agreement includes events of default, which are customary for uncommitted facilities of this type (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans under the Agreement may be accelerated. Also under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Agreement shall automatically become immediately due and payable.

The Lender provides or has provided a variety of financial services to the Company and its affiliates, including investment banking, cash management, credit facilities and interest rate and foreign exchange derivative arrangements.

The foregoing does not constitute a complete summary of the terms of the Amendment, and reference is made to the complete text of the Amendment, which is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

(Page 2 of 4 Pages)

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Loan Agreement, dated August 21, 2008, by and between Avon Products, Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd.

(Page 3 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Richard J. Valone
Richard J. Valone
Vice President and Treasurer

Date: August 26, 2008

(Page 4 of 4 Pages)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Amendment No. 2 to Loan Agreement, dated August 21, 2008, by and between Avon Products, Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd.